SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 Date of Report (Date of earliest event reported): February 5, 2004

INDEPENDENT BANK CORPORATION (Exact name of registrant as specified in its charter)
Michigan (State or Jurisdiction of Incorporation or Organization)

0-7818 (Commission File Number)	38-2032782 (I.R.S. Employer Identification No.)

230 West Main Street, Ionia, Michigan 48846 (Address of principal executive offices)

(616) 527-9450
(Registrant's telephone number, including area code)

NONE Former name, address and fiscal year, if changed since last report.

Exhibit

99   Press release dated February 5, 2004.

Item 9. Regulation FD Disclosure.

On February 5, 2004, Independent Bank Corporation issued a press release announcing the execution of a definitive agreement for Independent Bank Corporation to acquire Midwest Guaranty Bancorp, Inc. and its wholly-owned subsidiaries, including Midwest Guaranty Bank. A copy of the press release is attached as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date	February 5, 2004	By	s/ Robert N. Shuster Robert N. Shuster, Principal Financial Officer
Date	February 5, 2004	By	s/ James J. Twarozynski James J. Twarozynski, Principal Accounting Officer

Exhibit 99

NEWS FROM

Contact	Robert N. Shuster #616/527-5820 ext. 1257

FOR IMMEDIATE USE

INDEPENDENT BANK CORPORATION
TO ACQUIRE MIDWEST GUARANTY BANCORP, INC.

IONIA, Michigan, February 5, 2004 . . . Independent Bank Corporation (Nasdaq: IBCP) and Midwest Guaranty Bancorp, Inc. (Troy, Michigan) announced today the execution of a definitive agreement for Independent Bank Corporation to acquire Midwest Guaranty Bancorp, Inc. and its wholly-owned subsidiaries, including Midwest Guaranty Bank. Midwest is a $235 million bank that operates six full-service branches in southeastern Michigan. Five of Midwest’s branches are located in Oakland County and one branch is located in Wayne County. It is anticipated that the transaction will be completed by July 31, 2004, pending regulatory approvals, the approval of the shareholders of Midwest Guaranty Bancorp and completion of other customary closing conditions.

Under the terms of the agreement, shareholders of Midwest Guaranty Bancorp will receive $43.456 per share, 60% of the consideration will be paid in Independent Bank Corporation common stock and 40% of the consideration will be paid in cash. Based on the number of shares of Midwest Guaranty Bancorp common stock outstanding (947,754) and stock options outstanding (74,500 with an average exercise price of $19.10 per share) and subject to certain contingent IBCP share price adjustments, the aggregate transaction value is $43 million. The contingency that could impact the aggregate transaction value is limited to circumstances under which the average market value of IBCP stock, at the time of consummation of the transaction, drops below a predetermined level and that drop exceeds the general decline in the market value of NASDAQ bank stocks. Under those circumstances, the Board of Directors of Midwest Guaranty Bancorp could elect to terminate the transaction.

The agreement provides for the merger of Midwest Guaranty Bancorp into Independent Bank Corporation, and the subsequent merger of Midwest Guaranty Bank into Independent Bank East Michigan, a wholly-owned subsidiary of Independent Bank Corporation. The combined bank will operate under the name Independent Bank East Michigan.

Commenting on this announcement, Charles C. Van Loan, President and CEO of Independent Bank Corporation stated: “Midwest Guaranty Bank’s southeast Michigan franchise will be a great addition to Independent Bank East Michigan and allow our expansion into some very attractive high-growth markets. Over the years we have successfully completed several acquisitions and look forward to the opportunities presented by this transaction. We believe that Independent Bank Corporation and Midwest Guaranty share a similar corporate culture and are confident that our affiliation will create many benefits for our shareholders, customers and communities we serve.”

“We are excited about the prospect of joining the Independent Bank Corporation family,” stated Clarke B. Maxson, Chairman, President and CEO of Midwest Guaranty Bancorp. “Independent has an exceptional record of earnings growth and creating value for its shareholders. We felt it was important to partner with an organization, which like Midwest emphasizes a community banking philosophy and focuses on customer service.”

The merger is expected to be accretive to earnings per share in the first full year of operations. Upon completion of the transaction, on a pro forma basis, using December 31, 2003 data, Independent Bank Corporation will have $2.6 billion in assets, $1.9 billion in loans and deposits, with over 100 offices across Michigan’s Lower Peninsula.

Midwest Guaranty was advised by Alex Sheshunoff & Co. Investment Banking, L.P. and its legal counsel was Bracewell & Patterson, LLP. Independent Bank Corporation was advised by Sandler O’Neill & Partners, L.P. and its legal counsel was Varnum Riddering Schmidt Howlett LLP.

About Independent Bank Corporation

Independent Bank Corporation and its subsidiaries provide a wide range of banking and other financial services through 97 offices across Michigan’s Lower Peninsula. The Company also provides financing for insurance premiums and extended automobile warranties across the United States, through its wholly owned subsidiary, Mepco Insurance Premium Financing, Inc. The Company’s common stock trades on the Nasdaq Stock Market under the symbol IBCP.

About Midwest Guaranty Bancorp

Midwest Guaranty Bancorp is a $235 million bank holding company established in 1989. Its principal subsidiary, Midwest Guaranty Bank operates six full service offices in southeastern Michigan. The Company had earnings of $2.3 million in 2003 and total stockholders’ equity of $18.1 million at December 31, 2003, representing a book value of $19.12 per share. The Company’s common stock is not publicly traded.

Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “believe,” “intend,” “estimate,” “project,” “may” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are predicated on management’s beliefs and assumptions based on information known to Independent Bank Corporation’s management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Independent Bank Corporation’s management for future or past operations, products or services, and forecasts of the Company’s revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, and estimates of credit quality trends. Such statements reflect the view of Independent Bank Corporation’s management as of this date with respect to future events and are not guarantees of future performance, involve assumptions and are subject to substantial risks and uncertainties, such as the changes in Independent Bank Corporation’s plans, objectives, expectations and intentions. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, the Company’s actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in interest rates, changes in the accounting treatment of any particular item, the results of regulatory examinations, changes in industries where the Company has a concentration of loans, changes in the level of fee income, changes in general economic conditions and related credit and market conditions, and the impact of regulatory responses to any of the foregoing. Forward-looking statements speak only as of the date they are made. Independent Bank Corporation does not undertake to update forward-looking statements to reflect facts; circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Independent Bank Corporation claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.